ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996
--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                              1,035,126.12
 2 Total Actual Interest Collections                               1,322,121.28
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      2,357,247.40

   Monthly Advances
 5 Delinquent Interest                                                (7,982.28)
 6 Compensating Interest                                               2,607.00
 7 Amounts Held for Future Distributions                                   0.00
                                                                   ------------
 8   Available Remittance Amount:                                  2,351,872.12

 9 Less:  Service Fees                                                76,448.70
10        Expense Account Deposit                                      3,385.87
11 Plus:  Cross Collateral Deposit                                         0.00
                                                                   ------------
12    Adjusted Remittance Amount:                                  2,272,037.55

   Remaining Amount Available:
13    Adjusted Remittance Amount                                   2,272,037.55
14    Insured Payments                                                     0.00
15    Insurance Account Deposit @ 13 bp
        the Ending Principal balance                                  15,080.10
16    Cross Collateral Withdrawal                                          0.00
17    Class Remittance Amounts                                     2,256,957.45
18    Non-Recoverable Advances not
        Previously Reimbursed                                              0.00
                                                                   ------------
19 Total Remaining Amount Available:                                       0.00
                                                                   ============
   Amount of Reimbursements Pursuant to Sec. 5.04
20   Servicing Fee                                                         0.00
21   Monthly Advances and Servicer Advances                                0.00
22   Other Mortgage Payments                                               0.00
23   Interest Earned on P&I Deposits                                       0.00
24   Additional Servicing Compensation                                     0.00
--------------------------------------------------------------------------------

                                     1 OF 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996



----------------------------------------------------------------------------------------------------------------------------------
                                                       Total          Class A-1        Class A-2        Class A-3         Class A4
                                                       -----          ---------        ---------        ---------         --------
25 Loans Outstanding -- BOM                                2234
26 Opening Principal Loan Balance                140,236,025.30    60,074,095.85    10,147,079.68    24,352,991.22     9,132,371.71
27 Additional Principal Reduction, LTD             3,766,180.46     2,587,554.66       149,193.14       358,063.53       134,273.83
28 Realized losses, LTD                                    0.00             0.00             0.00             0.00             0.00
29 Carryforward Amount                                     0.00             0.00             0.00             0.00             0.00
                                                 --------------    -------------    -------------    -------------     ------------
30 Total Class Principal                         136,469,844.84    57,486,541.19     9,997,886.54    23,994,927.69     8,998,097.88
31   Class Factor per Loan Balance                   98.0671505%      42.0098572%       7.0958599%      17.0300638%       6.3862739%
32   Class Factor per Class Balance                  95.4334579%      40.2003785%       6.9915290%      16.7796697%       6.2923761%
33 Excess Spread                                           0.00
34 Cross Collateral Deposit                                0.00             0.00
35 Cross Collateral Withdrawal                             0.00
36 Additional Principal due Class A                  436,569.82       436,569.82
37 Interest Remittance @ Class Yield                 785,261.51       271,520.11        61,237.06       151,767.92        58,037.73

   Principal Reductions:
38   Prepayments -- Number                                   21               21
39   Prepayments -- Dollar                           904,444.22       904,444.22             0.00             0.00             0.00
40   Net Liquidation Proceeds                              0.00             0.00             0.00             0.00             0.00
41   Curtailments                                          0.00             0.00             0.00             0.00             0.00
42   Normal and Excess Payments                      130,681.90       130,681.90             0.00             0.00             0.00
                                                 --------------    -------------    -------------    -------------     ------------
43 Total Principal Remittance                      1,035,126.12     1,035,126.12             0.00             0.00             0.00
44 Additional Principal Reduction                    436,569.82       436,569.82             0.00             0.00             0.00
                                                 --------------    -------------    -------------    -------------     ------------
45 Total Remittance                                2,256,957.45     1,743,216.05        61,237.06       151,767.92        58,037.73
                                                 ==============    =============    =============    =============     ============
46 Current Month Realized Loss -- Number                      0                0
47 Current Month Realized Loss -- Dollar                   0.00             0.00

   Class Principal Balance -- EOM
48 Loans Outstanding -- EOM                                2213
49 Closing Loan Balance                          139,200,899.18    59,038,969.73    10,147,079.68    24,352,991.22     9,132,371.71
50 Additional Principal Reduction, LTD             4,202,750.28     3,024,124.48       149,193.14       358,063.53       134,273.83
51 Realized Losses, LTD                                    0.00             0.00             0.00             0.00             0.00
52 Carryforward Amount                                     0.00             0.00             0.00             0.00             0.00
                                                 --------------    -------------    -------------    -------------     ------------
53 Total Class Principal Balance                 134,998,148.90    56,014,845.25     9,997,886.54    23,994,927.69     8,998,097.88
54   Class Factor per Loan Balance                   97.3432861%      41.2859928%       7.0958599%      17.0300638%       6.3862739%
55   Class Factor per Class Balance                  94.4042999%      39.1712205%       6.9915291%      16.7796697%       6.2923761%


25 Loans Outstanding -- BOM
26 Opening Principal Loan Balance                25,367,699.20    11,161,787.64
27 Additional Principal Reduction, LTD              372,982.85       164,112.45
28 Realized losses, LTD                                   0.00             0.00
29 Carryforward Amount                                    0.00             0.00
                                                 -------------    --------------
30 Total Class Principal                         24,994,716.35    10,997,675.19

31   Class Factor per Loan Balance                  17.7396498%       7.8054459%
32   Class Factor per Class Balance                 17.4788226%       7.6906820%
33 Excess Spread                                                                            0.00
34 Cross Collateral Deposit
35 Cross Collateral Withdrawal                                                              0.00
36 Additional Principal due Class A
37 Interest Remittance @ Class Yield                166,631.44        76,067.25

   Principal Reductions:
38   Prepayments -- Number
39   Prepayments -- Dollar                                0.00             0.00
40   Net Liquidation Proceeds                             0.00             0.00
41   Curtailments                                         0.00             0.00
42   Normal and Excess Payments                           0.00             0.00
                                                 --------------   --------------
43 Total Principal Remittance                             0.00             0.00
44 Additional Principal Reduction                         0.00             0.00
                                                 --------------   --------------
45 Total Remittance                                 166,631.44        76,067.25             0.00
                                                 ==============   ==============            ====
46 Current Month Realized Loss -- Number
47 Current Month Realized Loss -- Dollar

   Class Principal Balance -- EOM
48 Loans Outstanding -- EOM
49 Closing Loan Balance                          25,367,699.20    11,161,787.64
50 Additional Principal Reduction, LTD              372,982.85       164,112.45
51 Realized Losses, LTD                                   0.00             0.00
52 Carryforward Amount                                    0.00             0.00
                                                 -------------    -------------
53 Total Class Principal Balance                 24,994,716.35    10,997,675.19
54   Class Factor per Loan Balance                  17.7396498%       7.8054459%
55   Class Factor per Class Balance                 17.4788226%       7.6906820%
------------------------------------------------------------------------------------------------------------------------------------

                                     2 of 4

                           ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                       Total          Class A-1       Class A-2       Class A-3         Class A4
                                                       -----          ---------       ---------       ---------         --------
56 Weighted Note Rate - THIS Remittance                11.26310%
57 Weighted Note Rate - NEXT Remittance                11.25792%
58 Related Remittance Period for Libor Rate           25-Oct-96             thru        24-Nov-96
59 Days in Related Period                                    31
60 Pass-Through Rate - THIS Remittance                                   5.48500%           7.350%           7.590%           7.740%
61 Weighted Average Remaining Term                       217.16
62 Original Pool - Principal Balance              91,623,068.53    41,006,128.57     6,407,207.59    15,377,298.21     5,766,486.83
63 Original Pool - Pre-Funding Account            53,510,393.37    23,948,707.52     3,741,985.55     8,980,765.32     3,367,787.00
64 Original Pool - Additonal Principal
     Reduction                                     2,133,461.89       954,836.09       149,193.14       358,063.53       134,273.83
                                                  -------------    -------------     ------------    -------------     ------------
65 Original Pool Total                           143,000,000.00    64,000,000.00    10,000,000.00    24,000,000.00     9,000,000.00

                                                  Class A5          Class A6
                                                  --------          --------
56 Weighted Note Rate - THIS Remittance
57 Weighted Note Rate - NEXT Remittance
58 Related Remittance Period for Libor Rate
59 Days in Related  Period
60 Pass-Through Rate - THIS Remittance                   8.000%           8.300%
61 Weighted Average Remaining Term
62 Original Pool - Principal Balance             16,018,018.97     7,047,928.35
63 Original Pool - Pre-Funding Account            9,354,963.88     4,116,184.10
64 Original Pool - Additonal Principal
     Reduction                                      372,982.85       164,112.45
                                                 -------------    -------------
65 Original Pool Total                           25,000,000.00    11,000,000.00
66 Original Pool - Number of Loans                         864
------------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------    Beg.of Month      Current Month   End of Month
                                                   ------------      -------------   ------------
67 Additional Principal Reduction,  LTD            3,766,180.46       436,569.82     4,202,750.28
68 Cross Collateral Deposits, LTD                          0.00             0.00             0.00
69 Less:  Realized Losses, LTD                             0.00             0.00             0.00
                                                   ------------       ----------     ------------
70 Overcollateralization of Principal              3,766,180.46       436,569.82     4,202,750.28
                                                   ============       ==========     ============
71 Base Overcollateralization Required                                               7,430,833.00
72 Required Overcollateralization Amount                                             7,430,833.00

   Current Month Subordinated Amount               Beg.of Month      Current Month   End of Month
   --------------------------------                ------------      -------------   ------------
73 Original Subordinated Amount                   14,745,560.00        N/A          14,745,560.00
74 Less:  Cumulative Realized Losses                       0.00             0.00             0.00
75 Plus:  Cumulative Additional Proceeds                   0.00             0.00             0.00
                                                   ------------       ----------     ------------
76 Current Subordinated Amount                    14,745,560.00                     14,745,560.00
                                                  =============                     =============
   Nonrecoverable Advance Reconciliation
   -------------------------------------
77 Beginning of Month                                                       0.00
78 Current Month Nonrecoverable Advance                                     0.00
79 Less: Current Month Reimbursment                                         0.00
                                                                      ----------
80 End of Month                                                             0.00
------------------------------------------------------------------------------------------------------------------------------------

                                     3 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996



------------------------------------------------------------------------------------------------------------------------------------
                                                                        Class            Class            Class            Class
                                                                          A1               A2               A3               A4
                                                                        -----            -----            -----            -----
81 Total Class Principal - Original Pool        $143,000,000.00   $64,000,000.00   $10,000,000.00   $24,000,000.00    $9,000,000.00
82 Interest Remittance Amount                        785,261.51       271,520.11        61,237.06       151,767.92        58,037.73
83 Interest Rate Factor / 1000                         5.491339         4.242502         6.123706         6.323663         6.448637
84 Total Principal Collections                     1,035,126.12     1,035,126.12             0.00             0.00             0.00
85 Additional Principal Reduction                    436,569.82       436,569.82             0.00             0.00             0.00
                                                ---------------   --------------   --------------   --------------    -------------
86 Principal Remittance Amount                     1,471,695.94     1,471,695.94             0.00             0.00             0.00
87 Principal Payment Factor/1000                      10.291580        22.995249         0.000000         0.000000         0.000000
88 Current Month Ending Principal Factor             944.042999       875.231956       999.788654       999.788654       999.788654
89 Prior Month Ending Principal Factor               954.334579       898.227205       999.788654       999.788654       999.788654


                                                      Class            Class
                                                        A5               A6
                                                      -----            -----
81 Total Class Principal - Original Pool         $25,000,000.00   $11,000,000.00
82 Interest Remittance Amount                        166,631.44        76,067.25
83 Interest Rate Factor / 1000                         6.665258         6.915205
84 Total Principal Collections                             0.00             0.00
85 Additional Principal Reduction                          0.00             0.00
                                                 --------------    -------------
86 Principal Remittance Amount                             0.00             0.00
87 Principal Payment Factor/1000                       0.000000         0.000000
88 Current Month Ending Principal Factor             999.788654       999.788654
89 Prior Month Ending Principal Factor               999.788654       999.788654

-----------------------------------------------------------------------------------------------------------------------------------

                                     4 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2


     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
                  Lee Servicing Company reports the following
 Information pertaining to series 1996-2 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996
--------------------------------------------------------------------------------

 1 Total Actual Principal Collections                               1,507,571.01
 2 Total Actual Interest Collections                                  645,070.48
 3 Additional Proceeds                                                      0.00
                                                                    ------------
 4 Aggregate Amount Received:                                       2,152,641.49

   Monthly Advance

 5   Delinquent Interest                                               13,935.47
 6   Compensating Interest                                              6,869.54
 7   Amounts Held for Future Distributions                                  0.00
 8   Supplemental Interest                                                  0.00
                                                                    ------------
 9 Available Remittance Amount:                                     2,173,446.50
10 Less:  Service Fees                                                 42,715.82
11        Expense Account Deposit                                       1,899.00
                                                                    ------------
12 Plus: Cross Collateral Deposit                                           0.00
13 Adjusted Remittance Amount:                                      2,128,831.68

   Remaining Amount Available:

14   Adjusted Remittance Amount                                     2,128,831.68
15   Insured Payments                                                       0.00
16   Insurance Account Deposit @ 13bp
        on the Ending Class A  P-balance                                8,611.02
17   Cross Collateral Withdrawal                                            0.00
18   Class Remittance Amounts                                       2,120,220.66
19   Non-Recoverable Advances not
         Previously Reimbursed                                              0.00
                                                                    ------------
20 Total Remaining Amount Available:                                        0.00
                                                                    ============
   Amount of Reimbursements Pursuant to Sec. 5.04

21   Servicing Fee                                                          0.00
22   Monthly Advances and Servicer Advances                                 0.00
23   Other Mortgage Payments                                                0.00
24   Interest Earned on P&I Deposits                                        0.00
25   Additional Servicing Compensation                                      0.00
--------------------------------------------------------------------------------

                                     1 of 4

                                          ALLIANCE FUNDING COMPANY
                         by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                             Designated Servicer
                                            SERVICERS CERTIFICATE
                                              1996-2 SUB POOL 2


                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
                                Lee Servicing Company reports the following
               Information pertaining to series 1996-2 Sub Pool 2 for November 25, 1996, the
                                              Remittance date.

                                       Period Ended: November 1, 1996
---------------------------------------------------------------------------------------------------------

                                                         Total             Class 2-A              Class R
                                                         -----             ---------              -------
26 Loans Outstanding - BOM                                      670
27 Opening Principal Loan Balance                     80,993,894.76       80,993,894.76
28 Additional Principal Reduction, LTD                 3,526,424.97        3,526,424.97
29 Realized Losses, LTD                                        0.00                0.00
30 Carryforward Amount                                         0.00                0.00
                                                      ---------------------------------
31 Total Class Principal                              77,467,469.79       77,467,469.79
32      Class Factor per Loan Balance                    98.7730424%         98.7730424%
33      Class Factor per Class Balance                   94.4725241%         94.4725241%
34 Excess Spread                                               0.00                                 0.00
35 Cross Collateral Deposit                                    0.00                0.00
36 Cross Collateral Withdrawal                                 0.00                                 0.00
37 Additional Principal due Class A                      232,079.95          232,079.95
38 Interest Remittance @ Class Yield                     380,569.70          380,569.70
   Principal Reductions:
39           Prepayments - Number                                11                  11
40           Prepayments - Dollar                      1,464,104.14        1,464,104.14
41           Net Liquidation Proceeds                          0.00                0.00
42           Curtailments                                      0.00                0.00
43           Normal and Excess Payments                   43,466.87           43,466.87
                                                      --------------------------------------------------
44 Total Principal Remittance                          1,507,571.01        1,507,571.01
45 Additional Principal Reduction                        232,079.95          232,079.95
                                                      --------------------------------------------------
46 Total Remittance                                    2,120,220.66        2,120,220.66             0.00
                                                      ==================================================
47 Carryforward Amount                                         0.00
48 Current Month Realized Loss - Number                           0                   0
49 Current Month Realized Loss - Dollar                        0.00                0.00

   Class Principal Balance - EOM

50 Loans Outstanding - EOM                      #               659
51 Closing Loan Balance                               79,486,323.75       79,486,323.75
52 Additional Principal Reduction,  LTD                3,758,504.92        3,758,504.92
3 Realized Losses, LTD                                         0.00                0.00
54 Carryforward Amount                                         0.00                0.00
                                                      ---------------------------------
55 Total Class Principal Balance                      75,727,818.83       75,727,818.83
56      Class Factor per Loan Balance                    96.9345412%         96.9345412%
57      Class Factor per Class Balance                   92.3509986%         92.3509986%
---------------------------------------------------------------------------------------------------------


                                          ALLIANCE FUNDING COMPANY
                         by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                             Designated Servicer
                                            SERVICERS CERTIFICATE
                                              1996-2 SUB POOL 2


                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
                                Lee Servicing Company reports the following
               Information pertaining to series 1996-2 Sub Pool 2 for November 25, 1996, the
                                              Remittance date.

                                       Period Ended: November 1, 1996
---------------------------------------------------------------------------------------------------------

                                                          Total             Class A1
                                                          -----             --------
58 Weighted Note Rate This Remittance:                   9.88353%
59 Weighted Note Rate Next Remittance:                  10.37118%

60 Related Remittance Period for Libor Rate             25-Oct-96             thru              24-Nov-96
61 Days in Related Period:                                  31

62 Pass-Through Rate:                                    5.70500%           5.70500%

63 Weighted Average Remaining Term                       353.85

64 Original Pool - Principal Balance                   53,157,223.06       53,157,223.06
65 Original Pool - Pre-Funding Account                 31,641,122.34       31,641,122.34
66 Original Pool - Additional Principal Reduction       2,798,345.40        2,798,345.40
                                                       ---------------------------------
67 Original Pool Total                                 82,000,000.00       82,000,000.00
68 Original Pool - Number of Loans                         441

--------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------                  Beginning of Month    Current Month         End of Month
                                                                 --------------------------------------------------------
69 Additional Principal Reduction,  LTD                             3,526,424.97        232,079.95           3,758,504.92
70 Cross Collateral Deposits, LTD                                           0.00              0.00                   0.00
71 Less:  Realized Losses, LTD                                              0.00              0.00                   0.00
                                                                    -----------------------------------------------------
72 Overcollateralization of Principal                               3,526,424.97        232,079.95           3,758,504.92
                                                                    =====================================================
73 Base Overcollateralization Requirement                                                                    4,027,921.00
74 Required Overcollateralization Requirement                                                                4,027,921.00

   Current Month Subordinated Amount                             Beginning of Month    Current Month         End of Month
   ---------------------------------                             --------------------------------------------------------
75 Original Subordinated Amount                                     9,327,818.00          N/A                9,327,818.00
76 Less:  Cumulative Realized Losses                                        0.00              0.00                   0.00
77 Plus:  Cumulative Additional Proceeds                                    0.00              0.00                   0.00
                                                                    -----------------------------------------------------
78 Current Subordinated Amount                                      9,327,818.00                             9,327,818.00
                                                                    =====================================================
   Nonrecoverable Advance Reconciliation
   -------------------------------------
79 Beginning of Month                                                       0.00
80 Current Month Unpaid Nonrecoverable Advance                              0.00
81 Less: Current Month Reimbursment                                         0.00
                                                                    ------------
82 End of Month                                                             0.00
                                                                    ============

--------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2


     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19, 1996,
                   Lee Servicing Company reports the following
  Information pertaining to series 1996-2 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996
-------------------------------------------------------------------------------
                                                                      Class
                                                 Total                  A1
                                             ----------------------------------

83 Total Class Principal - Original Pool     $82,000,000.00      $82,000,000.00
84 Interest Remittance Amount                    380,569.70          380,569.70
85 Interest Rate Factor / 1000                     4.641094            4.641094

86 Total Principal Collections                 1,507,571.01        1,507,571.01
87 Additional Principal Reduction                232,079.95          232,079.95
                                             ----------------------------------
88 Principal Remittance Amount                 1,739,650.96        1,739,650.96
89 Principal Payment Factor/1000                  21.215256           21.215256
90 Principal Factor                              923.509985          923.509985

91 Prior Month Principal Factor                  944.725241          944.725241

-------------------------------------------------------------------------------